VOYA SENIOR INCOME FUND

(“Fund”)

Supplement dated March 21, 2017

to the Fund’s Class A, B, C, I, and W Common Shares Prospectus dated June 30, 2016

(“Prospectus”)

On March 9, 2017, the Fund’s Board of Trustees approved modifications to the early withdrawal charge (“EWC”) schedule for the Fund effective May 1, 2017.

Effective May 1, 2017, the Fund’s Prospectus is revised as follows:

1.	Footnote 4 to the table entitled “Fees and Expenses of the Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

4	There is no front-end sales charge if you purchase Class A Common Shares in the amount of $500,000 or more. Class A Common Shares purchased in an amount of $500,000 or more are subject to a 1.00% EWC if repurchased by the Fund within 6 months of purchase. Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.00% during the first year after purchase; 2.50% during the second year after purchase; 2.00% during the third year after purchase; 1.50% during the fourth year; and 1.00% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See “Sales Charges - Early Withdrawal Charge.” No EWC will be charged on redemptions that are due to the closing of shareholder accounts having a value of less than $1,000.

2.	The line item entitled “Early Withdrawal Charge” in the table of the subsection entitled “Classes of Shares – Choosing a Share Class – Class A Common Shares” of the Fund’s Prospectus is revised as follows:

Early Withdrawal Charge	None (except that a charge of 1.00% applies to certain repurchases by the Fund made within 6 months of purchase)

3.	The fourth paragraph of the subsection entitled “Sales Charges – Class A Common Shares” of the Fund’s Prospectus is deleted and replaced with the following:

Class A Common Shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the Offering Price	As a % of net asset value
Less than $100,000	2.50	2.56
$100,000 - $499,999	2.00	2.04
$500,000 and over[1]	N/A	N/A

1       See Early Withdrawal Charge below

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5.	The subsection entitled “Sales Charges – Early Withdrawal Charge – Class A Common Shares” of the Fund’s Prospectus is deleted and replaced with the following:

Class A Common Shares

There is no front-end sales charge if you purchase Class A Common Shares in an amount of $500,000 or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within 6 months of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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